FTSD SA-1 10/14

SUPPLEMENT DATED OCTOBER 1, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2014

OF

FRANKLIN SHORT DURATION U.S. GOVERNMENT ETF

Franklin ETF Trust

The Statement of Additional Information is amended as follows:

I.    The “Officers and Trustees” section on page 23, is revised to add the following:

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since October 2014	112	Avis Budget Group Inc. (car rental), Omnicom Group Inc. (advertising and marketing communications services) and H.J. Heinz Company (processed foods and allied products) (1988-2006)

Principal Occupation During at Least the Past 5 Years:

Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987–present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

II.      The “Officers and Trustees – Board committees” section on page 28, first paragraph is revised as follows:

The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund’s independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Fund: J. Michael Luttig, Larry D. Thompson, and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Fund: Harris J. Ashton, Mary C. Choksi, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

III.    The “Officers and Trustees – Trustee qualifications” section on page 29  is revised as follows:

Information on the Fund’s officers and board members appears above including information on the business activities of board members during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund board member inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each board member evidences such ability and is appropriate to his or her serving on the Fund’s board. As indicated, Harris J. Ashton, Frank A. Olson and Sam Ginn have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Mary Choksi has an extensive background in asset management, including founding an investment management firm; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Please keep this supplement with your statement of additional information for future reference.